[USAA EAGLE LOGO (r)]
SUPPLEMENT DATED DECEMBER 30, 2011
TO EACH FUND'S PROSPECTUS

This supplement describes important changes affecting the USAA Mutual Funds. At its November 29, 2011, Board Meeting, the Board of Trustees of the USAA Mutual Funds Trust approved the transfer of certain services and related agreements, including investment advisory, subadvisory, administrative, and other related services agreements currently provided by USAA Investment Management Company (IMCO) to an affiliated, newly created and registered investment adviser, USAA Asset Management Company (AMCO).

Effective on or about January 1, 2012, and contingent upon the substantially simultaneous corporate closing, AMCO will serve as the investment adviser to USAA Mutual Funds Trust, including each series of the Trust as listed below upon appropriate regulatory approval and will provide investment management services to the USAA affiliated investment portfolios. IMCO believes that the new structure will allow for a better alignment and more efficient delivery of invest-ment advisory services. These changes will not result in a change of control at the adviser, and shareholders will continue to receive the services of the same quality and character from AMCO as they previously received from IMCO.

S&P 500 Index Fund	Extended Market Index Fund
Nasdaq-100 Index Fund	Total Return Strategy Fund®
Global Opportunities Fund	Ultra Short-Term Bond Fund
Real Return Fund	Target Retirement Income Fund
Target Retirement 2020 Fund	Target Retirement 2030 Fund
Target Retirement 2040 Fund	Target Retirement 2050 Fund

Tax Exempt Long-Term Fund	Tax Exempt Intermediate-Term Fund
Tax Exempt Short-Term Fund	Tax Exempt Money Market Fund
California Bond Fund	California Money Market Fund
Florida-Tax Free Income Fund	Florida Tax-Free Money Market Fund
New York Bond Fund	New York Money Market Fund
Virginia Bond Fund	Virginia Money Market Fund

Growth and Tax Strategy Fund	World Growth Fund
Balanced Strategy Fund	GNMA Trust Fund
Precious Metals and Minerals	Emerging Markets Fund
Cornerstone Strategy Fund	Managed Allocation Fund
International Fund Shares	Treasury Money Market Trust

Aggressive Growth Fund	Growth
Growth & Income Fund	Income Stock Fund
Income Fund	Money Market Fund
Short-Term Bond Fund	Intermediate-Term Bond
High-Yield Opportunities Fund	Small Cap Stock Fund
Science & Technology Fund	First Start Growth Fund
Capital Growth Fund	Value Fund

Consider the investment objectives, risks, charges and expenses of the USAA mutual funds carefully before investing. Contact us at 800-531-8910 for a prospectus containing this and other information about the funds from USAA Investment Management Company, Distributor. Read it carefully before investing.

97389-1211